Exhibit 10.1

                          SECURITIES PURCHASE AGREEMENT


         SECURITIES PURCHASE AGREEMENT (this "Agreement"), dated as of November 18, 2004, by and among Tidelands Oil & Gas Corporation, a corporation organized under the laws of the State of Nevada (the "Company"), on the one hand, and MERCATOR MOMENTUM FUND, LP ("Momentum Fund"), MERCATOR MOMENTUM FUND III, LP ("Momentum Fund III") , and MONARCH POINTE FUND, LP, ("Monarch") (collectively, the "Funds") and MERCATOR ADVISORY GROUP, LLC ("Mercator") on the other hand.

         WHEREAS:

         A. The Company and the Funds are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by the provisions of Section 4(2) and Regulation D ("Regulation D"), as promulgated by the United States Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "Securities Act").

         B. The Company is issuing (i) 7.0% Convertible Debentures in the form attached hereto as Exhibit A (the "Debentures") in the aggregate principal amount of $5,000,000, pursuant to which shares of the Company's common stock ("Common Stock") may be issued upon the conversion of the Debentures (the "Debenture Shares"); and (ii) warrants in the form attached hereto as Exhibit B (the "Warrants") to acquire shares of Common Stock ("Warrant Shares").

         C. The Funds are purchasing, severally and not jointly, subject to the terms and conditions in this Agreement, the Debentures. For no additional consideration, the Warrants are being issued to the Funds and Mercator.

         D. Contemporaneous with the execution and delivery of this Agreement, the parties hereto are executing and delivering a Registration Rights Agreement in the form attached hereto as Exhibit C (the "Registration Rights Agreement"), pursuant to which the Company has agreed to provide certain registration rights under the Securities Act and the rules and regulations promulgated thereunder, and applicable state securities laws.

         NOW, THEREFORE, the Company and the Funds hereby agree as follows:

         1. CERTAIN DEFINITIONS.

         For purposes of this Agreement, the following terms shall have the meanings ascribed to them as provided below:

         "Business Day" shall mean any day except Saturday, Sunday and any day which shall be a federal legal holiday in the United States or a day on which banking institutions are authorized or required by law or other government action to close.

         "Investment Amount" shall mean the dollar amount of the Debentures purchased by Momentum Fund, Momentum Fund III or Monarch at the Closing pursuant to this Agreement, as set forth in Section 2 hereto.



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

         "Material Adverse Effect" shall mean any material adverse effect on (i) the Securities, (ii) the ability of the Company to perform its obligations hereunder (including the issuance of the Debentures and the Warrants), under the Debentures and Warrants (including the issuance of the Debenture Shares and Warrant Shares) or under the Registration Rights Agreement or (iii) the business, operations, properties, prospects or financial condition of the Company and its subsidiaries taken as a whole.

         "Pro Rata Percentage" shall mean, with respect to any Fund, a percentage computed by dividing such Fund's Investment Amount by the aggregate Investment Amounts of all Funds.

         "Securities" shall mean the Debentures, the Warrants, the Debenture Shares and the Warrant Shares.

         "Shares" means the shares of Common Stock to be issued upon the conversion of the Debentures or exercise of the Warrants.

         2. PURCHASE AND SALE OF DEBENTURES AND WARRANTS.

         (a) Generally. Except as otherwise provided in this Section 2 and subject to the satisfaction (or waiver) of the conditions set forth in Section 6 and Section 7 below, each Fund shall purchase the number of Debentures for the Investment Amountas provided in this Section 2 and the Company shall issue to the Funds and Mercator the number of Debentures and Warrants as provided in this
Section 2.

         (b) Purchase of Debentures and Warrants; Form of Payment; Closing Date.

         (i) On the Closing Date (as defined below), (A) the Company shall sell and the Funds will purchase Debentures in the aggregate principal amount of $5,000,000, and (B) the Company shall issue to the Funds and Mercator Warrants exercisable in the aggregate for Six Million Five Hundred Seventy-Eight Thousand Nine Hundred Forty-Seven (6,578,947) Shares. The allocation of the Debentures and Warrants is set forth below. On the Closing Date, each Fund shall pay the Company an amount equal to sixty-five (65%) percent such Fund's Investment Amount. The balance of the Investment Amount shall be paid within two (2) trading days after the Company files the Registration Statement (as that term is defined in the Registration Rights Agreement).


----------------- ------------ ----------- ------------ ----------- ------------
                   Momentum     Momentum    Monarch      Mercator      Total
                     Fund       Fund III
----------------- ------------ ----------- ------------ ----------- ------------
Debentures         $1,270,000    $ 875,000   $2,855,000   $    --     $5,000,000
----------------- ------------ ----------- ------------ ----------- ------------

Warrants @ $0.80      417,763     287,829      939,145   1,644,737    3,289,474
----------------- ------------ ----------- ------------ ----------- ------------

Warrants @ $0.87      417,763     287,829      939,145   1,644,737    3,289,474
----------------- ------------ ----------- ------------ ----------- ------------


         (ii) On the Closing Date, each Fund shall pay sixty-five (65%) percent its Investment Amount to the Company against delivery by the Company of duly executed Debentures and Warrants being purchased by such Fund, Warrants being issued to Mercator and all other items required to be delivered as conditions to the closing under Section 7 below.

         (iii) Subject to the satisfaction (or waiver) of the conditions thereto set forth in Section 6 and Section 7 below, the date and time of the sale of the Debentures and the Warrants pursuant to this Agreement (the "Closing") shall be no later than 5:00 p.m.10:00 a.m. California time on November 18, 2004 or such other date or time as Mercator and the Company may mutually agree ("Closing Date"). The Closing shall occur at the Los Angeles offices of Mercator, or at such other place as Mercator and the Company may otherwise mutually agree.

         3. THE FUNDS' REPRESENTATIONS AND WARRANTIES.

         Each Fund severally and not jointly represents and warrants to the Company as follows:

         (a) Organization, Good Standing and Qualification. Each of the Momentum Fund and Momentum Fund III is a limited partnership duly organized, validly existing and in good standing under the laws of the State of California and has all the requisite power and authority to carry on its business as now conducted and as proposed to be conducted. Monarch is a international business company organized under the laws of the British Virgin Islands and has all the requisite power and authority to carry on its business as now conducted and as proposed to be conducted.

         (b) Purchase for Own Account. The Fund is purchasing the Securities for the Fund's own account and not with a present view towards the distribution thereof. The Fund understands that the Fund must bear the economic risk of this investment indefinitely, unless the Securities are registered pursuant to the Securities Act and any applicable state securities or blue sky laws or an exemption from such registration is available, and that the Company has no present intention of registering any such Securities other than as contemplated by the Registration Rights Agreement. Notwithstanding anything in this Section 3(b) to the contrary, by making the foregoing representation, the Fund does not agree to hold the Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with or pursuant to a registration statement or an exemption from registration under the Securities Act and any applicable state securities laws.

         (c) Information. The Fund has been furnished all materials relating to the business, finances and operations of the Company and its subsidiaries and materials relating to the offer and sale of the Securities, which have been requested by the Fund. The Fund has been afforded the opportunity to ask questions of the Company and has received what the Fund believes to be satisfactory answers to any such inquiries. The Fund understands that its investment in the Securities involves a high degree of risk. Neither such inquiries nor any other due diligence investigation conducted by the Fund or its counsel or any of its representatives shall modify, amend or affect the Fund's right to rely on the Company's representations and warranties contained in
Section 4 below.

         (d) Governmental Review. The Fund understands that no United States federal or state agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of the Securities.



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

         (e) Accredited Investor Status. The Fund is an "Accredited Investor" as that term is defined in Rule 501(a) of Regulation D.

         (f) Authorization; Enforcement. The Fund has the requisite power and authority to enter into and perform its obligations under this Agreement and to purchase the Debentures and the Warrants in accordance with the terms hereof. This Agreement has been duly and validly authorized, executed and delivered on behalf of the Fund and is a valid and binding agreement of the Fund enforceable against the Fund in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and other laws affecting creditors' rights and remedies generally and to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity).

         (g) Restrictions on Transfer. The Funds understand and acknowledge that neither the Debentures, the Warrants, the Debenture Shares nor the Warrant Shares have been registered under the Securities Act. Unless and until otherwise permitted, the Debentures and Warrants and each certificate and other document evidencing any of the Debenture Shares and Warrant Shares shall be endorsed with the legend substantially in the following form:

"THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED OR OTHERWISE TRANSFERRED UNLESS (A) COVERED BY AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT, (B) IN COMPLIANCE WITH RULE 144 UNDER SUCH ACT, OR (C) THE COMPANY HAS BEEN FURNISHED WITH AN OPINION OF COUNSEL REASONABLY ACCEPTABLE TO THE COMPANY TO THE EFFECT THAT NO REGISTRATION IS REQUIRED FOR SUCH TRANSFER."

         (h) Covenants of Funds Not to Short Stock; Volume Limitation. The Funds and Mercator, on behalf of themselves and their affiliates, hereby covenant and agree not to, directly or indirectly, offer to "short sell", contract to "short sell" or otherwise "short sell" the securities of the Company, including, without limitation, shares of Common Stock that will be received as a result of the conversion of the Debentures. The Funds and Mercator, on behalf of themselves and their affiliates, hereby covenant and agree not to, directly or indirectly, sell in the aggregate during any trading day shares of Common Stock totaling more than 20% of the total shares of Common Stock traded on such day.

         4. REPRESENTATIONS AND WARRANTIES OF THE COMPANY .

         The Company represents and warrants to each Fund as follows and except as set forth in the Company's public filings with the Securities and Exchange
Commission:

         (a) Organization and Qualification. The Company is a corporation duly organized and existing under the laws of the State of Nevada and has the requisite corporate power to own its properties and to carry on its business as now being conducted. The Company is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the nature of the business conducted by it makes such qualification necessary and where the failure so to qualify would have a Material Adverse Effect. Schedule 4(a) sets forth the name of each subsidiary of the Company and its jurisdiction of incorporation. The Company is the sole record and beneficial owner of all of the outstanding equity securities of each such subsidiary.

         (b) Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and perform its obligations under this Agreement, the Debentures, the Warrants and the Registration Rights Agreement; to issue the Debenture Shares upon conversion of the Debentures in accordance with the terms of the Debentures; and to issue and sell the Warrant Shares upon exercise of the Warrants in accordance with the terms of the Warrants, and receipt of the exercise price. The execution, delivery and performance of this Agreement, the Debentures, the Warrants and the Registration Rights Agreement by the Company and the consummation by it of the transactions contemplated hereby and thereby (including, without limitation, the reservation for issuance and issuance of the Debenture Shares and the reservation for issuance and issuance of the Warrant Shares) have been duly authorized by the Company's Board of Directors and no further consent or authorization of the Company, its Board of Directors or its shareholders is required. This Agreement has been duly executed and delivered by the Company. This Agreement constitutes, and, upon execution and delivery by the Company and the other parties thereto, the Debentures, Registration Rights Agreement and the Warrants will constitute, valid and binding obligations of the Company enforceable against the Company in accordance with their respective terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and other laws affecting creditors' rights and remedies generally and to general principles of equity.

         (c) Capitalization. The capitalization of the Company and each of its subsidiaries as of the date hereof is set forth on Schedule 4(c), including the authorized capital stock, the number of shares issued and outstanding, the number of shares issuable and reserved for issuance pursuant to the Company's stock option plans, the number of shares issuable and reserved for issuance pursuant to securities exercisable for, or convertible into or exchangeable for any shares of capital stock. All of such outstanding shares of the capital stock of the Company have been, or upon issuance will be, validly issued, fully paid and nonassessable. Except as set forth on Schedule 4(c), no shares of capital stock of the Company (including the Debenture Shares and the Warrant Shares) or any of the subsidiaries are subject to preemptive rights or any other similar rights of the shareholders of the Company or any liens or encumbrances. Except for the Securities and as disclosed in Schedule 4(c), as of the date of this Agreement, there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever to which the Company or any of the subsidiaries is a party relating to the issuance by the Company or any of its subsidiaries of securities or rights convertible into or exercisable or exchangeable for, any shares of capital stock of the Company or any of its subsidiaries, or arrangements by which the Company or any of its subsidiaries is or may become bound to issue additional shares of capital stock of the Company or such subsidiaries. Except for piggyback registration rights granted pursuant to transactions with prior investors (which includes the Form SB-2 being filed in connection with the Company's February 2004 private placement), there are no agreements or arrangements under which the Company or any of its subsidiaries is obligated to register the sale of any of its or their securities under the Securities Act (except the Registration Rights Agreement). Except as set forth on Schedule 4(c), there are no securities or instruments containing antidilution or similar provisions that may be triggered by the issuance of the Securities in accordance with the terms of this Agreement, the Debentures, the Warrants or the Registration Rights Agreement. (d) Issuance of Shares. The Debenture Shares are duly authorized and upon the conversion of the

Debentures in accordance with the terms thereof, will be validly issued, fully paid and non-assessable, and free from all taxes, liens, claims and encumbrances (other than those imposed through acts or omissions of the Funds), and will not be subject to preemptive rights or other similar rights of shareholders of the Company and will not impose personal liability upon the holder thereof. The Warrant Shares are duly authorized and reserved for issuance, and, upon exercise of the Warrants in accordance with the terms thereof and receipts of the exercise price, will be validly issued, fully paid and non-assessable and free from all taxes and liens, claims and encumbrances (other than those imposed through acts or omissions of the Funds thereof), and will not be subject to preemptive rights or other similar rights of shareholders of the Company and will not impose personal liability upon the holder thereof.

         (e) No Conflicts. The execution, delivery and performance of this Agreement, the Debentures, the Registration Rights Agreement and the Warrants by the Company, and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the reservation for issuance and issuance of the Debenture Shares and the Warrant Shares and the issuance of the Warrants) will not (i) conflict with or result in a violation of the Articles of Incorporation or By-laws or (ii) conflict with, or constitute a default (or an event which, with notice or lapse of time or both, would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of any agreement, indenture or instrument to which the Company or any of its subsidiaries is a party, or result in a violation of any law, rule, regulation, order, judgment or decree (including (assuming the accuracy of the representations and warranties of the Funds) the United States federal and state securities laws and regulations) applicable to the Company or any of its subsidiaries or by which any property or asset of the Company or any of its subsidiaries is bound or affected (except, with respect to clause (ii), for such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as would not, individually or in the aggregate, have a Material Adverse Effect). Neither the Company nor any of its subsidiaries is in violation of its Articles of Incorporation, By-laws and other organizational documents and neither the Company nor any of its subsidiaries is in default (and no event has occurred which, with notice or lapse of time or both, would put the Company or any of its subsidiaries in default) under, nor has there occurred any event giving others (with notice or lapse of time or both) any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its subsidiaries is a party, except for actual or possible violations, defaults or rights as would not, individually or in the aggregate, have a Material Adverse Effect. The businesses of the Company and its subsidiaries are not being conducted in violation of any law, ordinance or regulation of any governmental entity, except for actual or possible violations, if any, the sanctions for which either singly or in the aggregate would not have a Material Adverse Effect. Except as specifically contemplated by this Agreement and as required under the Securities Act and any applicable state securities laws, the Company is not required to obtain any consent, approval, authorization or order of, or make any filing or registration with, any court or governmental agency or any regulatory or self regulatory agency in order for it to execute, deliver or perform any of its obligations under this Agreement including without limitation the issuance and sale of the Debentures and Warrants as provided hereby (including without limitation the issuance of the Debenture Shares and Warrant Shares) or the Registration Rights Agreement.

         (f) SEC Documents; Financial Statements. Since January 1, 2001, the Company has timely filed (subject to extensions permissible under Rule 12b-25 of the Exchange Act) all reports, schedules, forms, statements and other documents


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

required to be filed by it with the SEC pursuant to the Securities and Exchange Act of 1934, as amended ("Exchange Act"), and has filed all registration statements and other documents required to be filed by it with the SEC pursuant to the 1933 Act (all of the foregoing filed prior to the date hereof, and all exhibits included therein and financial statements and schedules thereto and documents incorporated by reference therein, being hereinafter referred to herein as the "SEC Documents"). The Company has made available to each Fund true and complete copies of the SEC Documents, except for the exhibits and schedules thereto and the documents incorporated therein. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Exchange Act or the Securities Act, as the case may be, and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Any statements made in any such SEC Documents that are or were required to be updated or amended under applicable law have been so updated or amended. As of their respective dates, the financial statements of the Company included in the SEC Documents complied in all material respects with applicable accounting requirements and the published rules and regulations of the SEC applicable with respect thereto. Such financial statements have been prepared in accordance with United States generally accepted accounting principles, consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed or summary statements) and fairly present in all material respects the consolidated financial position of the Company and its subsidiaries as of the dates thereof and the results of their operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal and recurring year-end audit adjustments). Except as set forth in the SEC Documents, the Company has no liabilities, contingent or otherwise, other than (i) liabilities incurred in the ordinary course of business subsequent to the date of such SEC Documents and (ii) obligations under contracts and commitments incurred in the ordinary course of business and not required under generally accepted accounting principles to be reflected in such SEC Documents, which liabilities and obligations referred to in clauses (i) and
(ii),  individually  or in the  aggregate,  would  not have a  Material  Adverse
Effect.

         (g) Absence of Certain Changes. Except as disclosed in the SEC Documents, there has been no change or development, which, individually or in the aggregate, has had or could have a Material Adverse Effect on the Company.

         (h) Absence of Litigation. Except as disclosed in the SEC Documents, there is no action, suit, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of the Company, threatened against or affecting the Company, or any of its subsidiaries, or any of their directors or officers in their capacities as such which would have a Material Adverse Effect.

         (i) Intellectual Property. The Company and each of its subsidiaries owns or is licensed to use all patents, patent applications, trademarks, trademark applications, trade names, service marks, copyrights, copyright applications, licenses, permits, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures) and other similar rights and proprietary knowledge (collectively, "Intangibles") necessary for the conduct of its business as now being conducted and as proposed to be conducted. Neither the Company nor any of its subsidiaries has received written notice that it is infringing upon or in conflict with any third party Intangibles. Neither the Company nor any of its subsidiaries has entered into any consent, indemnification, forbearance to sue or settlement agreements with respect to the validity of the Company's or such subsidiary's ownership or right to use its Intangibles. The Intangibles are valid and enforceable, and no registration relating thereto has lapsed, expired or been abandoned or canceled or is the subject of cancellation or other adversarial proceedings, and all applications therefor are pending and in good standing. The Company and its subsidiaries have complied with their contractual obligations relating to the protection of the Intangibles used pursuant to licenses. To the knowledge of the Company, no person is infringing on or violating the Intangibles owned or used by the Company or any of its subsidiaries.

         (j) Environment. Except as disclosed in the SEC Documents (i) there is no environmental liability, nor factors likely to give rise to any environmental liability, affecting any of the properties of the Company or any of its subsidiaries that individually or in the aggregate, would have a Material Adverse Effect and (ii) neither the Company nor any of the subsidiaries has violated any environmental law applicable to it now or previously in effect, other than such violations or infringements that, individually or in the aggregate, have not had and will not have a Material Adverse Effect.

         (k) Title. The Company and each of its subsidiaries has good title in fee simple to any and all real property that it owns and good title to all personal property owned by it which is material to its business, free and clear of all liens, encumbrances and defects except for such defects in title that, individually or in the aggregate, would not have a Material Adverse Effect. Any real property and facilities held under lease by the Company or any of its subsidiaries are held by the Company or such subsidiary under valid, subsisting and enforceable leases with such exceptions, which have not had and will not have a Material Adverse Effect.

         (l) Insurance. The Company and its subsidiaries maintain such insurance relating to their business, operations, assets, key-employees and officers and directors as is appropriate to their business, assets and operations, in such amounts and against such risks as are customarily carried and insured against by owners of comparable businesses, assets and operations, and such insurance coverages will be continued in full force and effect to and including the Closing Date other than those insurance coverages in respect of which the failure to continue in full force and effect could not reasonably be expected to have a Material Adverse Effect.

         (m) Acknowledgment Regarding the Fund's Purchase of the Securities. The Company acknowledges and agrees that neither Fund is acting as a financial advisor or is acting as a fiduciary of the Company (or in any similar capacity) with respect to this Agreement or the transactions contemplated hereby, and the relationship between the Company and the Funds is "arms length" and that any statement made by any Fund or any of its representatives or agents in connection with this Agreement and the transactions contemplated hereby is not advice or a recommendation and is merely incidental to such Fund's purchase of Securities and has not been relied upon by the Company, its officers or directors in any way. The Company further represents to the Funds that its decision to enter into this Agreement has been based solely on an independent evaluation by the Company.

         (n) Brokers. Except for a broker fee equal to 5.0% of the Investment Amount and 450,000 Warrants owed to KMR Capital, LLC, and as set forth on
Schedule 4(n), the Company has not engaged any person to which or to whom brokerage commissions, finder's fees, financial advisory fees or similar payments are or will become due in connection with this Agreement or the transactions contemplated hereby except for Mercator, whose administrative fee will be paid by the Company.

         (o) Tax Status. The Company and each of its subsidiaries has made or filed all material federal, state and local income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject (unless and only to the extent that the Company or the applicable subsidiary has set aside on its books provisions adequate for the payment of all unpaid and unreported taxes) and has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and has set aside on its books provisions adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no material unpaid taxes claimed to be due by the taxing authority of any jurisdiction. The Company has not executed a waiver with respect to any statute of limitations relating to the assessment or collection of any federal, state or local tax. None of the tax returns of the Company have been or is being audited by any taxing authority.

         (p) No General Solicitation. Neither the Company nor any person participating on its behalf in the transactions contemplated hereby has conducted any "general solicitation" or "general advertising" as such terms are used in Regulation D, with respect to any of the Securities being offered hereby.

         (q) Securities Laws. Neither the Company nor any of its affiliates, nor any person acting on their behalf, has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security under circumstances that would require registration of the Securities being offered hereby under the Securities Act or cause this offering of Securities to be integrated with any prior offering of securities of the Company for purposes of the Securities Act or any applicable stockholder approval provisions, including, without limitation, Rule 4350(i) of the National Association of Securities Dealers ("NASD") or any similar rule. The offer, sale and delivery of shares of Common Stock upon the conversion of the Debentures or exercise of the Warrants will be exempt from the registration requirements of Section 5 of the Securities Act.

         (r) SB-2 Eligibility. The Company is currently eligible to register the resale of its Common Stock on a registration statement on Form SB-2 under the Securities Act. There exist no facts or circumstances (including without limitation any required approvals or waivers of any circumstances that may delay or prevent the obtaining of accountant's consents) that would prohibit or delay the preparation and filing of a registration statement on Form SB-2 with respect to the Registrable Securities (as defined in the Registration Rights Agreement).

         (s) Disclosure. All information relating to or concerning the Company and its subsidiaries set forth in this Agreement or otherwise provided to the Funds in connection with the transactions contemplated hereby is true and correct in all material respects and the Company and subsidiaries have not omitted to state any material fact necessary in order to make the statements made herein or therein, in light of the circumstances under which they were made, not misleading.

         (t) Except as set forth on Schedule 4(t), none of the officers or directors of the Company (i) has been convicted of any crime (other than traffic violations or misdemeanors not involving fraud) or is currently under investigation or indictment for any such crime, (ii) has been found by a court or governmental agency to have violated any securities or commodities law or to have committed fraud or is currently a party to any legal proceeding in which either is alleged, (iii) has been the subject of a proceeding under the bankruptcy laws or any similar state laws, or (iv) has been an officer, director, general partner, or managing member of an entity which has been the subject of such a proceeding.

         5. COVENANTS.

         (a) Satisfaction of Conditions. The parties shall use their best efforts to satisfy in a timely manner each of the conditions set forth in
Section 6 and Section 7 of this Agreement.

         (b) Form D; Blue Sky Laws. The Company agrees to file a Form D with respect to the Securities as required under Regulation D and to provide a copy thereof to Mercator promptly after such filing. The Company shall, on or before the Closing Date, take such action as the Company shall reasonably determine is necessary to qualify the Securities for sale to the Funds and Mercator pursuant to this Agreement under applicable securities or "blue sky" laws of the applicable states of the United States or obtain exemption therefrom, and shall provide evidence of any such action so taken to Mercator on or prior to the Closing Date.

         (c) Reporting Status. So long as a Fund beneficially owns any Securities or has the right to acquire any Securities pursuant to this Agreement, the Company shall timely file all reports required to be filed with the SEC pursuant to the Exchange Act, and shall not terminate its status as an issuer required to file reports under the Exchange Act even if the Exchange Act or the rules and regulations thereunder would permit such termination.

         (d) Use of Proceeds. The Company shall use the net proceeds from the sale of the Debentures and the Warrants for the purposes set forth on Schedule 5(d); and no portion of the net proceeds shall be used to repay any promissory notes due to officers or directors of the Company.

         (e) Due Diligence Fee and Expenses.  At the Closing,  the Company shall
(i) pay to Mercator a due diligence fee of $200,000; and (ii) reimburse Mercator for $15,000 in legal expenses reasonably incurred by Mercator and its affiliates in connection with the negotiation, preparation, execution and delivery of this Agreement, the Debenture, the Registration Rights Agreement, the Warrants and the other agreements to be executed in connection herewith, including, without limitation, in conducting Mercator's and its affiliates' and advisors' reasonable due diligence and Mercator's and its affiliates' reasonable attorneys' fees and expenses (the "Expenses").

         (f) Reserved.

         (g) Reservation of Shares. The Company has and shall at all times have authorized and reserved for the purpose of issuance a sufficient number of shares of Common Stock to provide for the issuance of the Shares as provided in
Section 2 hereof, and the full conversion of the Debentures and the issuance of the Warrant Shares in connection therewith and as otherwise required hereby and by the Warrants in accordance with the Registration Rights Agreement. The Company shall not reduce the number of shares of Common Stock reserved for issuance under this Agreement, the Debentures, the Warrants (except as a result of the issuance of the Warrant Shares upon the exercise of the Warrants) or the Registration Rights Agreement without the consent of the Funds and Mercator.

         (h) Listing. On the Closing Date, the Company's Common Stock shall trade on the NASD Over-the-Counter Bulletin Board ("OTC"). The Company shall use its best efforts to continue trading of its Common Stock on the OTC, or alternatively, the Nasdaq National Market System, Nasdaq Small Cap Market, the New York Stock Exchange ("NYSE") or the American Stock Exchange ("AMEX") (each a "Subsequent Market") and will comply in all respects with the Company's reporting, filing and other obligations under the bylaws or rules of the OTC or a Subsequent Market, as applicable.

         (i) Additional Financing. Within one hundred twenty (120) days following the Closing Date, the investment committee for the Funds and Mercator will consider making an additional equity or debt investment in the Company. For one hundred twenty (120) day following the Closing Date, the Funds and Mercator shall have a right of first refusal on any financing in which the Company is the issuer of debt or equity securities.

         (j) No Integrated Offerings. The Company shall not make any offers or sales of any security (other than the Securities) under circumstances that would require registration of the Securities being offered or sold hereunder under the Securities Act under the Registration Statement being filed with respect to the transaction contemplated hereby or cause this offering of Securities to be integrated with any other offering of securities by the Company under the Registration Statement being filed with respect to the transaction contemplated hereby.

         6. CONDITIONS TO THE COMPANY'S OBLIGATION TO SELL.

         The obligation of the Company hereunder to issue and sell Shares and Warrants to a Fund at the Closing hereunder is subject to the satisfaction, at or before the Closing Date, of each of the following conditions thereto; provided, however, that these conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion.

         (a) The applicable Fund shall have executed the signature page to this Agreement and the Registration Rights Agreement, and delivered the same to the Company.

         (b) The applicable Fund shall have delivered sixty-five (65%) percent of such Fund's Investment Amount in accordance with Section 2(b) above. Within two (2) trading days after the Registration Statement is filed with the SEC, the Funds shall deliver to the Company the balance of the Investment Amount.

         (c) The representations and warranties of the applicable Fund shall be true and correct as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date, which representations and warranties shall be true and correct as of such date), and the applicable Fund shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the applicable Fund at or prior to the Closing Date.

         (d) No statute, rule, regulation, executive order, decree, ruling, injunction; action, proceeding or interpretation shall have been enacted, entered, promulgated, endorsed or adopted by any court or governmental authority of competent jurisdiction or any self-regulatory organization, or the staff of any thereof, having authority over the matters contemplated hereby which questions the validity of, or challenges or prohibits the consummation of, any of the transactions contemplated by this Agreement.

         7. CONDITIONS TO EACH FUND'S OBLIGATION TO PURCHASE DEBENTURES AND WARRANTS.

         The obligation of each Fund hereunder to purchase Debentures and Warrants to be purchased by it hereunder is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for such Fund's sole benefit and may be waived by such Fund at any time in such Fund's sole discretion:

         (a) The Company shall have executed the signature pages to this Agreement, the Debentures, and delivered the same to Mercator on its own behalf and on behalf of the Funds.

         (b) The Company shall have executed the signature pages of the Warrants and the Registration Rights Agreement, and delivered the same to Mercator on its own behalf and on behalf of the Funds.

         (c) The Shares shall be quoted on the OTC or authorized for quotation or trading on a Subsequent Exchange and shall not have been suspended or be under threat of suspension by the SEC or the NASD.

         (d) The representations and warranties of the Company shall be true and correct as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date, which representations and warranties shall be true and correct as of such date) and the Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Closing Date. Mercator shall have received a certificate executed on behalf of the Company by its Chief Financial Officer, dated as of the Closing Date, to the foregoing effect and attaching true and correct copies of the resolutions adopted by the Board of Directors of the Company authorizing the execution, delivery and performance by the Company of its obligations under this Agreement, the Debentures, the Warrants and the Registration Rights Agreement.

         (e) No statute, rule, regulation, executive order, decree, ruling, injunction, action, proceeding or interpretation shall have been enacted, entered, promulgated, endorsed or adopted by any court or governmental authority of competent jurisdiction or any self-regulatory organization, or the staff of any thereof, having authority over the matters contemplated hereby which questions the validity of, or challenges or prohibits the consummation of, any of the transactions contemplated by this Agreement.

         (f) From the date of this Agreement through the Closing Date, there shall not have occurred any Material Adverse Effect.

         8. GOVERNING LAW MISCELLANEOUS.

         (a) Governing Law; Jurisdiction. This Agreement shall be governed by and construed in accordance with the laws of the State of California applicable to contracts made and to be performed in the State of California. Each of the parties irrevocably consents to the jurisdiction of the United States federal courts and the state courts located in the State of California in any suit or proceeding based on or arising under this Agreement and irrevocably agrees that all claims in respect of such suit or proceeding may be determined in such courts. Each of the parties irrevocably waives the defense of an inconvenient forum to the maintenance of such suit or proceeding. Each of the parties further agrees that service of process upon such party mailed by first class mail to the address set forth in Section 8(f) shall be deemed in every respect effective service of process upon such party in any such suit or proceeding. Nothing herein shall affect the right of a Fund or Mercator to serve process in any other manner permitted by law. Each of the parties agrees that a final non-appealable judgment in any such suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on such judgment or in any other lawful manner.

         (b) Counterparts. This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. This Agreement, once executed by a party, may be delivered to the other parties hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement. In the event any signature is delivered by facsimile transmission, the party using such means of delivery shall cause the manually executed Execution Page(s) hereof to be physically delivered to the other party within five (5) days of the execution hereof.

         (c) Headings. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

         (d) Severability. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction.

         (e) Entire Agreement; Amendments; Waiver. This Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor the Funds make any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be waived or amended other than by an instrument in writing signed by the Company and by the Funds. Any waiver by the Funds, on the one hand, or the Company, on the other hand, of a breach of any provision of this Agreement shall not operate as or be construed to be a waiver of any other breach of such provision of or any breach of any other provision of this Agreement. The failure of the Funds, on the one hand, or the Company, on the other hand to insist upon strict adherence to any term of this Agreement on one or more occasions shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Agreement.

         (f) Notices. Any notices required or permitted to be given under the terms of this Agreement shall be sent by certified or registered mail (return receipt requested) or delivered personally or by courier or by confirmed telecopy, and shall be effective five days after being placed in the mail, if mailed, or upon receipt or refusal of receipt, if delivered personally or by courier or confirmed telecopy, in each case addressed to a party. The addresses for such communications shall be:

If to the Company

         Tidlands Oil & Gas Corporation
         1862 West Bitters, Building #1
         San Antonio, Texas 78248
         Attention: President
         Telephone: (210) 764-8642
         Fax: 210-764-2809

With a copy to
         Greg Wilson
         18610 East 32nd Ave.
         Greenacres, Washington 99016
         Telephone: 509-891-8373
         Fax: _________________

If to a Fund or Mercator

Mercator Advisory Group, LLC
         555 South Flower Street
         Suite 4500
         Los Angeles, CA 90071
         Telephone No.: (213) 533-8288
         Facsimile No.: (213) 533-8285
         Attention: David Firestone

With a copy to

Sheppard Mullin Richter & Hampton LLP
         333 South Hope Street
         48th Floor
         Los Angeles, CA 90071-1448
         Telephone No.: (213) 620-1780
         Facsimile No.: (213) 620-1398
         Attention:  David C. Ulich

Each party hereto may from time to time change its address or facsimile number for notices under this Section 8 by giving at least ten (10) days' prior written notice of such changed address or facsimile number, in the case of the Funds to the Company, and in the case of the Company to all of the Funds and Mercator.

         (g) Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and assigns. The Company shall not assign this Agreement or any rights or obligations hereunder without the prior written consent of each of the Funds.

         (h) Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of nor may any provision hereof be enforced by any other person.

         (i) Survival. The representations and warranties of the Company and the agreements and covenants of the Company shall survive the Closing notwithstanding any due diligence investigation conducted by or on behalf of the Funds and Mercator. Moreover, none of the representations and warranties made by the Company herein shall act as a waiver of any rights or remedies a Fund or Mercator may have under applicable federal or state securities laws. The Company agrees to indemnify and hold harmless each Fund and Mercator and each of their managers, officers, directors, employees, partners, members, agents and affiliates for loss or damage relating to the Securities purchased hereunder arising as a result of or related to any breach by the Company or any of its representations or covenants set forth herein, including advancement of expenses as they are incurred.

         (j) Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

         (k) Termination. In the event that the Closing Date shall not have occurred on or before November 29, 2004, unless the parties agree otherwise, this Agreement shall terminate at the close of business on such date. Notwithstanding any termination of this Agreement, any party not in breach of this Agreement shall preserve all rights and remedies it may have against another party hereto for a breach of this Agreement prior to or relating to the termination hereof.

         (l) Joint Participation in Drafting. Each party to this Agreement has participated in the negotiation and drafting of this Agreement, the Debentures, the Registration Rights Agreement, and the Warrants. As such, the language used herein and therein shall be deemed to be the language chosen by the parties hereto to express their mutual intent, and no rule of strict construction will be applied against any party to this Agreement, the Debentures, the Registration Rights Agreement, or the Warrants.

         (m) Equitable Relief. Each party acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the other parties by vitiating the intent and purpose of the transactions contemplated hereby. Accordingly, each party acknowledges that the remedy at law for a breach of its obligations hereunder will be inadequate and agrees, in the event of a breach or threatened breach by such party of the provisions of this Agreement, that the other parties shall be entitled, in addition to all other available remedies, to an injunction restraining any breach and requiring immediate issuance and transfer, without the necessity of showing economic loss and without any bond or other security being required.

         (n) Determinations. Except as otherwise expressly provided herein, all consents, approvals and other determinations to be made by the Funds pursuant to this Agreement and all waivers and amendments to or of any provisions in this Agreement prior to the Closing Date to be binding upon a Fund shall be made by such Fund and except as otherwise expressly provided herein, all consents, approvals and other determinations (other than amendments to the terms and provisions of this Agreement) to be made by the Funds pursuant to this Agreement and all waivers and amendments to or of any provisions in this Agreement after the Closing Date shall be made by the Funds.

         (o) Costs and Attorneys' Fees. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the Registration Rights Agreement or any of the Debentures or Warrants, the prevailing party or parties shall be entitled to receive from the other party or parties reasonable attorneys' fees, costs and necessary disbursements in addition to any other relief to which the prevailing party or parties may be entitled.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the date first above written.

Company:

Tidelands Oil & Gas Corporation

By:
Name:
Title:

The Funds:                                          Mercator:
Mercator Momentum Fund LP                        Momentum Advisory Group, LLC
Mercator Advisory Group, LLC,
General Partner:
By:                                              By:
   -----------------------------                    ----------------------------
Name:    David Firestone                         Name:    David Firestone
Title:   Managing Member                         Title:   Managing Member




Mercator Momentum Fund III                       Monarch Pointe Fund, Ltd.
Mercator Advisory Group, LLC,
General Partner:
By:                                              By:
   -----------------------------                    ----------------------------
Name:    David Firestone                         Name:   David Firestone
Title:   Managing Member                         Title:  President

                              DISCLOSURE SCHEDULES